AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 2000

                                                        REGISTRATION NO. 2-68060
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       ---------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 19
                                       TO
                                    FORM S-6

                       ---------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                       ---------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                              EQUITY INVESTOR FUND
                         UTILITY COMMON STOCK SERIES--3

B. NAMES OF DEPOSITORS:

                   MERRILL LYNCH, PIERCE, FENNER & SMITH INC.
                           SALOMON SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:

 MERRILL LYNCH, PIERCE,                                      SALOMON SMITH BARNEY INC.
     FENNER & SMITH                                      388 GREENWICH STREET--23RD FLOOR
      INCORPORATED                                              NEW YORK, NY 10013
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051

      PRUDENTIAL SECURITIES                               DEAN WITTER REYNOLDS INC.
          INCORPORATED                                         TWO WORLD TRADE
       ONE NEW YORK PLAZA                                    CENTER--59TH FLOOR
       NEW YORK, NY 10292                                    NEW YORK, NY 10048

D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


     PAUL FEHRENBACH            ROBERT C. WYMAN         ARTHUR J. STAVARIDIS
  ONE FINANCIAL CENTER          53 STATE STREET        ONE POST OFFICE SQUARE
  BOSTON, MASSACHUSETTS      BOSTON, MASSACHUSETTS      BOSTON, MASSACHUSETTS
          02111                      02109                      02109

  TERESA KONCICK, ESQ.          ED FINOCCHIARO            MICHAEL KOCHMANN
      P.O. BOX 9051          ONE FINANCIAL CENTER         388 GREENWICH ST.
PRINCETON, NJ 08543-9051     BOSTON, MASSACHUSETTS       NEW YORK, NY 10013
                                     02111

                                  COPIES TO:
                            PIERRE DE SAINT PHALLE,
   LEE B. SPENCER, JR.               ESQ.                DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA        450 LEXINGTON AVENUE     DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292         NEW YORK, NY 10017           TWO WORLD TRADE
                                                         CENTER--59TH FLOOR
                                                         NEW YORK, NY 10048

The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on March 28, 2000.

Check box if it is proposed that this filing will become effective on August 31, 2000 pursuant to paragraph (b) of Rule 485. /X/
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                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           EQUITY INVESTOR FUND
                           UTILITY COMMON STOCK SERIES--3
                           (A UNIT INVESTMENT TRUST)

                           -  MONTHLY INCOME
                           -  PROFESSIONAL SELECTION
                           -  DIVIDEND REINVESTMENT OPTION

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH     -----------------------------------------------------
INCORPORATED               The Securities and Exchange Commission has not
SALOMON SMITH BARNEY INC.  approved or disapproved these Securities or passed
PRUDENTIAL SECURITIES      upon the adequacy of this prospectus. Any
INCORPORATED               representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated August 24, 2000.

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Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks or bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION ON THIS PROSPECTUS IS AS OF THE EVALUATION DATE, APRIL 30, 2000.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    5
  Income..........................................    5
  Records and Reports.............................    5
The Risks You Face................................    5
  Concentration Risk..............................    5
  Litigation and Legislation Risks................    5
Selling Units.....................................    5
  Sponsors' Secondary Market......................    6
  Selling Units to the Trustee....................    6
How The Fund Works................................    6
  Pricing.........................................    6
  Evaluations.....................................    7
  Income..........................................    7
  Expenses........................................    7
  Portfolio Changes...............................    8
  Fund Termination................................    8
  Certificates....................................    8
  Trust Indenture.................................    8
  Legal Opinion...................................    9
  Auditors........................................    9
  Sponsors........................................    9
  Trustee.........................................   10
  Underwriters' and Sponsors' Profits.............   10
  Public Distribution.............................   10
  Code of Ethics..................................   10
  Year 2000 Issues................................   10
Taxes.............................................   10
Supplemental Information..........................   12
Financial Statements..............................  D-1

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RISK/RETURN SUMMARY

 1. WHAT IS THE PORTFOLIO'S OBJECTIVE?
 - The objective of this Defined Fund is current income by investing in a diversified portfolio of common stocks in the public utility sector.

 2. WHAT IS THE FUND'S INVESTMENT STRATEGY?
 - The Portfolio contains 17 common stocks in the public utility sector originally selected by the Sponsors for current income.

   -- The Fund is designed for investors who want to invest a portion of their equity portfolio in the public utility sector.

   -- Since all of the Portfolio stocks are in the public utility sector, this
      Fund is not designed to be a complete equity investment program.
 - The Fund plans to hold the stocks in the Portfolio for approximately 5 years. The Fund will terminate by July 24, 2005.
 3. WHAT INDUSTRY SECTORS ARE REPRESENTED IN THE PORTFOLIO?
   100% of the Portfolio represents the public utility industry.

 4. WHAT ARE THE SIGNIFICANT RISKS?
   YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
 - Stock prices can be volatile.

 - Dividend rates on the stocks or share prices may decline during the life of the Fund.

 - Because the Portfolio is concentrated in the public utility sector, adverse developments in this industry may affect the value of your units.

 - The Fund may continue to hold the stocks originally selected even though their market value or yield may have changed.

 5. IS THIS FUND APPROPRIATE FOR YOU?
   Yes, if you want current monthly income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.

   The Fund is NOT appropriate for you if you are unwilling to take the risk involved with an equity investment concentrated in a single industry.

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

   ESTIMATED ANNUAL OPERATING EXPENSES

                                                     AMOUNT
                                                    PER UNIT
                                                    --------
Trustee's Fee                                        $0.42
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees
 (including updating
 expenses)                                           $0.23
Other Operating Expenses                             $0.47
                                                     -----
TOTAL                                                $1.12

   The Sponsors historically paid updating expenses.

INVESTOR FEES

   You will pay an up-front sales fee of approximately 4.50%. The fee will be reduced for quantity purchases, as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
Less than $250,000                                        4.50%
$250,000 to $499,999                                      3.75%
$500,000 to $749,999                                      2.50%
$750,000 to $999,999                                      2.00%
$1,000,000 or more                                        1.50%

 7. IS THE FUND MANAGED?
   Unlike a mutual fund, the Fund is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances.

 8. HOW DO I BUY UNITS?
   The minimum investment is one unit.

   You can buy units from the Sponsors.

UNIT PRICE PER UNIT                                 $942.73
(as of April 30, 2000)

   Unit price is based on the net asset value of the Fund plus the up-front sales fee.

   The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to the Sponsors or the Trustee for the net asset value determined at the close of business on the date of sale, less the costs of liquidating securities to meet the redemption.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   The Fund pays monthly distributions of any dividend income, net of expenses, on the 25th of each month, if you own units on the 10th of that month. Distributions of ordinary income will be dividends for federal income tax purposes and may be eligible for the dividends-received deduction for corporations. Distributions to foreign investors will generally be subject to withholding taxes.

11. WHAT OTHER SERVICES ARE AVAILABLE?

   REINVESTMENT
   You may choose to reinvest your distributions into additional units of the Fund. Unless you choose reinvestment, you will receive your distributions in cash.

   EXCHANGE PRIVILEGES
   You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

Because the Fund generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:

  - changes to the Portfolio because of sales of securities;
  - changes in the Fund's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:

- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- annual reports on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.
   You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Fund's concentration in public utility stocks:

  - dividends on these stocks may depend on rates that the utility companies may charge, the demand for their services and their operating costs;
  - electric utilities face pressure to keep rates low, which may make it difficult to recover investments in generating plant;
  - utilities generally are sensitive to costs and availability of fuel; and
  - some electric utilities are subject to the risks of the nuclear industry;
  - telecommunications companies are extensively regulated and the industry is increasingly competitive; and
  - the rate of technological innovation has a major impact on telecommunications companies.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the Fund by:

  - reducing the dividends-received deduction or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the Portfolio securities, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for the units you are selling we will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

Units are charged an initial sales fee.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

- The annual income per unit, after deducting estimated annual Fund expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of monthly distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.
- Subject to the reinvestment plan, your monthly income distribution will be substantially equal to 1/12 of your share of the estimated annual income, net of estimated expenses.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the Portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income; and
  - cost of maintaining a current prospectus.

If a Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

FUND TERMINATION

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by deliverying satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the

51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York,101 Barclay Street--17W, New York, New York 10268, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

CO-TRUSTEE

State Street Bank & Trust Co., 2 International Plaza, 4th Flr., Boston, MA 02110
(617) 664-5750.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for your units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the bonds contained in the Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summarizes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules.

You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund intends to qualify for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Fund's dividend income and of the Fund's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Fund's taxable income not attributable to the Fund's net capital gain. Distributions to you in excess of the Fund's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to these distributions. You should consult your tax adviser in this regard.

Distributions to you of the Fund's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units, you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your Units will be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge. You should not increase your basis in your Units by deferred sales charges or organizational expenses.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you will generally be subject to withholding tax at a rate of 30% (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 3

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Defined Asset Funds - Equity Investor Fund
   Utility Common Stock Series - 3 :

 We have audited the accompanying statement of condition of Defined
 Asset Funds - Equity Investor Fund, Utility Common Stock Series - 3, including the portfolio, as of April 30, 2000 and the related statements of operations and of changes in net assets for the years ended April 30, 2000, 1999 and 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at April 30, 2000, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined
 Asset Funds - Equity Investor Fund, Utility Common Stock Series - 3 at April 30, 2000 and the results of its operations and changes in its net assets for the above-stated years in accordance with accounting principles generally accepted in the United States of America.


 DELOITTE & TOUCHE LLP

 New York, NY
 June 29, 2000

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 3

 STATEMENT OF CONDITION
 AS OF APRIL 30, 2000

 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $4,017,881) (Note 1)....................                    $14,736,716
   Dividends receivable............................                         55,272
   Receivable from securities sold.................                         54,997
   Cash............................................                        443,396
                                                                    ______________

             Total trust property..................                     15,290,381

LESS LIABILITIES:
   Redemption Payable..............................  $    65,344
   Accrued Expenses................................       24,138            89,482
                                                    ______________  ______________


 NET ASSETS, REPRESENTED BY:
   32,095 units of fractional undivided
     interest outstanding (Note 3).................   14,724,685
   Undistributed net investment income.............      476,214
                                                    ____________
                                                                       $15,200,899
                                                                    ==============

 UNIT VALUE ($15,200,899/32,095 units).............                        $473.62
                                                                    ==============

                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 3

 STATEMENTS OF OPERATIONS

                                                    ...........Years Ended April 30,..........
                                                          2000          1999          1998

                                                    __________________________________________
 INVESTMENT INCOME:
   Dividend income.................................   $  633,484    $  844,889    $1,023,504
   Trustee's fees and expenses.....................      (30,555)      (41,199)      (38,946)
   Sponsors' fees .................................       (7,468)       (7,116)       (1,804)
                                                    __________________________________________

   Net investment income...........................      595,461       796,574       982,754
                                                    __________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or
     redeemed......................................    4,249,177     3,104,910     1,830,263
   Unrealized appreciation (depreciation)
     of investments................................   (4,829,673)     (411,003)    4,535,610
                                                    __________________________________________

   Net realized and unrealized gain (loss) on
     investments...................................     (580,496)    2,693,907     6,365,873
                                                    __________________________________________

 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................   $   14,965    $3,490,481    $7,348,627
                                                    ==========================================

                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 3

 STATEMENTS OF CHANGES IN NET ASSETS

                                                    ...........Years Ended April 30,..........
                                                          2000          1999          1998
                                                     __________________________________________
   Net investment income...........................  $   595,461    $   796,574    $   982,754
   Realized gain on securities sold
      or redeemed..................................    4,249,177      3,104,910      1,830,263
   Unrealized appreciation (depreciation) of
      investments..................................   (4,829,673)      (411,003)     4,535,610
                                                    __________________________________________

   Net increase in net assets resulting
      from operations..............................      14,965       3,490,481      7,348,627
                                                    __________________________________________

 DISTRIBUTIONS TO HOLDERS (Note 2):
   Income..........................................     (591,590)      (798,786)      (984,163)
   Principal.......................................   (4,108,019)    (3,978,899)    (1,843,894)
                                                    __________________________________________

   Total distributions.............................   (4,699,609)    (4,777,685)    (2,828,057)
                                                    __________________________________________
 CAPITAL SHARE TRANSACTIONS:
    Creation of 356, 734 and 965 units.............      199,743        495,849        577,252
    Redemptions of 3,092, 2,254 and
    2,705 units, respectively......................   (1,666,541)    (1,460,633)    (1,593,261)
                                                    __________________________________________

 NET CAPITAL SHARE TRANSACTIONS....................   (1,466,798)      (964,784)    (1,016,009)
                                                    __________________________________________
 NET INCREASE (DECREASE) IN NET ASSETS.............   (6,151,442)    (2,251,988)     3,504,561

 NET ASSETS AT BEGINNING OF YEAR...................   21,352,341     23,604,329     20,099,768
                                                    __________________________________________

 NET ASSETS AT END OF YEAR.........................  $15,200,899    $21,352,341    $23,604,329
                                                    ==========================================
PER UNIT:
   Income distributions during year................       $17.52         $22.52         $26.49
                                                    ==========================================
   Principal distributions during year.............      $123.29        $113.56         $50.13
                                                    ==========================================
   Net asset value at end of year..................      $473.62        $613.03        $649.34
                                                    ==========================================

 TRUST UNITS OUTSTANDING AT END OF YEAR............       32,095         34,831         36,351
                                                    ==========================================

                       See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 3

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America.

      (a) Securities are stated at market value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and for securities not so listed, value is based on the current bid price on the over-the-counter market. Realized gains and losses on sales of securities are determined using the average cost basis.

      (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (c)   Dividend income is recorded on the ex-dividend date.

  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are also distributed periodically.

 3.  REINVESTMENT PROGRAM

     Holders may reinvest in the Fund any monthly distributions and distributions of net realized capital gains by participating in the Fund's reinvestment program.

 4.  NET CAPITAL

     Cost of 32,095 units at Date of Deposit............................................  $17,533,852
     Less sales charge..................................................................      680,347
                                                                                       _______________
     Net amount applicable to Holders...................................................   16,853,505
     Redemptions of units - net cost of 113,175 units redeemed less redemption
       amounts..........................................................................   (9,345,660)
     Realized gain on securities sold or redeemed.......................................   35,573,022
     Principal distributions............................................................  (39,075,017)
     Unrealized appreciation of investments.............................................   10,718,835
                                                                                       _______________

     Net capital applicable to Holders..................................................  $14,724,685
                                                                                       ===============

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
UTILITY COMMON STOCK SERIES - 3

 NOTES TO FINANCIAL STATEMENTS

5. INCOME TAXES

      As of April 30, 2000, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $10,718,835, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $4,017,881 at April 30, 2000.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
UTILITY COMMON STOCK SERIES - 3

PORTFOLIO
AS OF APRIL 30, 2000

                                                                Current
                                                                Annual or
                                       Shares                   Indicated
Port-                                   of                      Dividend
folio                                  Common                   Per
No.  Description of Security           Stock      Percent(3)    Share(2)          Cost       Value(1)
___  _______________________           ______      _________   _________          ____       ________
 1   AT&T Corporation                  21,103         6.686 %     0.880     $  197,815    $   985,246
 2   Allegheny Energy, Inc.            27,800         5.730       1.720        276,674        844,425
 3   Ameren Corp.                      26,574         6.616       2.540        608,278        974,934
 4   Bell Atlantic Corporation         14,728         5.920       1.540        148,060        872,634
 5   Bell South Corporation            30,388        10.040       0.760        171,446      1,479,516
 6   Carolina Pwr. & Lt. Co.           21,964         5.449       2.060        219,465        803,059
 7   Central & South West Corporation  10,925         1.608       1.740         77,046        236,936
 8   Florida Progress Corporation      22,450         7.465       2.220        217,493      1,100,050
 9   IPALCO Enterprises                58,664         8.136       0.650        336,721      1,198,946
10   LG & E Energy                     32,110         5.080       1.270        250,585        748,564
11   Lucent Technologies               19,404         8.188       0.080         85,907      1,206,686
12   Minnesota Pwr. & Lt. Co.          41,852         5.236       1.070        588,447        771,646
13   SBC Communications Inc. (6)       17,765         5.282       1.015        101,389        778,329
14   Southern Co.                      45,300         7.666       1.340        508,787      1,129,669
15   U.S. West Inc.                     5,064         2.446       2.140         50,497        360,493
16   Vodafone Airtouch (4)(5)          18,160         5.792       0.210         55,020        853,520
17   Washington Gas & Light            15,300         2.660       1.240        124,251        392,063
                                                   _________              _____________  ______________
TOTAL                                               100.000 %               $4,017,881    $14,736,716
                                                   =========              =============  ==============

1) See Notes to Financial Statements.
2) Based on the latest quarterly or semiannual declaration.
3) Based on Value.
4) Received a 5 for 1 stock split.
5) Merged with Airtouch Communications at 0.5 shares for 1.
6) Merged with Ameritech Corporation at 1.316 shares for 1.

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         UTILITY COMMON STOCK SERIES--3
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         2-68060) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                     11823--8/00

                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement on Form S-6 comprises the following papers and documents:

    The facing sheet of Form S-6.

    The Cross-Reference Sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

    The Prospectus.

    Additional Information not included in the Prospectus (Part II).

The following exhibits:

 1.1            -- Form of Trust Indenture (incorporated by reference to Exhibit
                1.1 to the Registration Statement of Equity Income Fund, Select
                   S&P Industrial Portfolio 1997 Series A. 1933 Act File No.
                   33-05683.
 1.1.1          -- Form of Standard Terms and Conditions of Trust Effective
                October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund,
                   Multistate Series--48, 1933 Act File No. 33-50247).
 1.11.1         -- Merrill Lynch Code of Ethics (incorporated by reference to
                Exhibit 1.11.1 to Post-Effective Amendment No. 2 to the
                   Registration Statement of Equity Participation Series, Low
                   Five Portfolio, Defined Asset Funds, 1933 Act File No.
                   333-05685).
 1.11.2 -- Equity Investor Fund Code of Ethics (incorporated by reference to Exhibit 1.11.2 to Post-Effective Amendment No. 2 to the
                   Registration Statement of Equity Participation Series, Low
                   Five Portfolio, Defined Asset Funds, 1933 Act File No.
                   333-05685).
 1.2 -- Form of Master Agreement Among Underwriters (incorporated by reference to Exhibit 1.2 to the Registration Statement of The
                   Corporate Income Fund, One Hundred Ninety-Fourth Monthly
                   Payment Series, 1933 Act File No. 2-90925).
 3.1 -- Opinion of counsel as to the legality of the securities being issued including their consent to the use of their names under the heading "How The Fund Works--Legal Opinion" in the
                   Prospectus.
 5.1            -- Consent of independent accountants.
 9.1            -- Information Supplement (incorporated by reference to Exhibit
                9.1 to the Registration Statement of Equity Investor Fund, Select
                   Ten Portfolio 1999 International Series A (United Kingdom
                   Portfolio), 1933 Act File No. 333-70593).

                             DEFINED ASSET FUNDS--
                              EQUITY INVESTOR FUND
                         UTILITY COMMON STOCK SERIES--3

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS, EQUITY INVESTOR FUND, UTILITY COMMON STOCK SERIES--3, CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 24TH DAY OF AUGUST, 2000.

                SIGNATURES APPEAR ON PAGE R-3, R-4, R-5 AND R-6.

    A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Salomon Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute    Powers of Attorney have been filed
  a majority of                                            under
  the Board of Directors of Merrill         Form SE and the following 1933 Act
  Lynch, Pierce,                                            File
  Fenner & Smith Incorporated:                      Number: 333-70593

     HERBERT M. ALLISON, JR.
     GEORGE A. SCHIEREN
     JOHN L. STEFFENS

     JAY M. FIFE
      (As authorized signatory for Merrill Lynch, Pierce,
      Fenner & Smith Incorporated and
      Attorney-in-fact for the persons listed above)

                           SALOMON SMITH BARNEY INC.
                                   DEPOSITOR

By the following persons, who constitute a majority of        Powers of Attorney
  the Board of Directors of Salomon Smith Barney Inc.:          have been filed
                                                                under the 1933 Act
                                                                File Numbers:
                                                                333-63417 and
                                                                333-63033

     MICHAEL A. CARPENTER
     DERYCK C. MAUGHAN

     By GINA LEMON
       (As authorized signatory for
       Salomon Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute a majority of                  Powers of Attorney
  the Board of Directors of Prudential Securities                         have been filed
  Incorporated:                                                           under Form SE and
                                                                          the following 1933
                                                                          Act File Numbers:
                                                                          33-41631 and
                                                                          333-15919

     ROBERT C. GOLDEN
     ALAN D. HOGAN
     A. LAURENCE NORTON, JR.
     LELAND B. PATON
     VINCENT T. PICA II
     MARTIN PFINSGRAFF
     HARDWICK SIMMONS
     LEE B. SPENCER, JR.
     BRIAN M. STORMS

     By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute  Powers of Attorney have been filed
  the Board of Directors of PaineWebber     under
  Incorporated:                             the following 1933 Act File
                                            Number: 33-55073

     MARGO N. ALEXANDER
     TERRY L. ATKINSON
     BRIAN M. BAREFOOT
     STEVEN P. BAUM
     MICHAEL CULP
     REGINA A. DOLAN
     JOSEPH J. GRANO, JR.
     EDWARD M. KERSCHNER
     JAMES P. MacGILVRAY
     DONALD B. MARRON
     ROBERT H. SILVER
     MARK B. SUTTON

     By ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR

By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039

     RICHARD M. DeMARTINI
     ROBERT J. DWYER
     CHRISTINE A. EDWARDS
     JAMES F. HIGGINS
     MITCHELL M. MERIN
     STEPHEN R. MILLER
     RICHARD F. POWERS III
     PHILIP J. PURCELL
     THOMAS C. SCHNEIDER
     WILLIAM B. SMITH

     By MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)